                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
G.T. Investment Funds, Inc.

GT Global Government Income Fund
GT Global Strategic Income Fund
GT Global High Income Fund

We consent to the inclusion in the Registration Statement of G.T. Investment Funds, Inc. of our reports dated December 15, 1995 on the financial statements of GT Global Government Income Fund, GT Global Strategic Income Fund, and GT Global High Income Fund as of and for the year ended October 31, 1995. We also consent to the references to our firm under the captions "Financial Highlights" and "Independent Accountants" in such Registration Statement.



                                        /s/ COOPERS & LYBRAND L.L.P.

                                        COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
February 27, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
G.T. Investment Funds, Inc.

GT Global Growth & Income Fund:

We consent to the inclusion in the Registration Statement of G.T. Investment Funds, Inc. of our report dated December 15, 1995 on the financial statements of GT Global Growth & Income Fund as of and for the year ended October 31, 1995. We also consent to the reference to our firm under the captions "Financial Highlights" and "Independent Accountants" in such Registration Statement.




                                        /s/ COOPERS & LYBRAND L.L.P.

                                        COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
February 27, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
G.T. Investment Funds, Inc.

GT Global Emerging Markets Fund
GT Global Latin America Fund

We consent to the inclusion in the Registration Statement of G.T. Investment Funds, Inc. of our reports dated December 15, 1995 on the financial statements of GT Global Emerging Markets Fund, and GT Global Latin America Fund as of and for the year ended October 31, 1995. We also consent to the references to our firm under the captions "Financial Highlights" and "Independent Accountants" in such Registration Statement.




                                        /s/ COOPERS & LYBRAND L.L.P.

                                        COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
February 27, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
G.T. Investment Funds, Inc.

GT Global Financial Services Fund
GT Global Infrastructure Fund
GT Global Natural Resources Fund
GT Global Consumer Products and Services Fund
GT Global Health Care Fund
GT Global Telecommunications Fund

We consent to the inclusion in the Registration Statement of G.T. Investment Funds, Inc. of our reports dated December 15, 1995 on the financial statements of GT Global Financial Services Fund, GT Global Infrastructure Fund, GT Global Natural Resources Fund, GT Global Consumer Products and Services Fund, GT Global Health Care Fund, and GT Global Telecommunications Fund as of and for the year ended October 31, 1995. We also consent to the references to our firm under the captions "Financial Highlights" and "Independent Accountants" in such Registration Statement.



                                        /s/ COOPERS & LYBRAND L.L.P.

                                        COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
February 27, 1996

                         CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
G.T. Investment Funds, Inc.:


Global High Income Portfolio


    We consent to the inclusion in the Registration Statement of G.T. Investment Funds, Inc. of our report dated December 15, 1995 on the financial statements of Global High Income Portfolio as of and for the year ended October 31, 1995. We also consent to the reference to our firm under the captions "Financial Highlights" and "Independent Accountants" in such Registration Statement.

                                       /s/ COOPERS & LYBRAND L.L.P.
                                       --------------------------------------
                                       COOPERS & LYBRAND L.L.P


Boston, Massachusetts
February 27, 1996

                         CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
G.T. Investment Funds, Inc.:


Global Financial Services Portfolio
Global Infrastructure Portfolio
Global Natural Resources Portfolio
Global Consumer Products and Services Portfolio


    We consent to the inclusion in the Registration Statement of our reports dated December 15, 1995 on the financial statements of Global Financial Services Portfolio, Global Infrastructure Portfolio, Global Natural Resources Portfolio, and Global Consumer Products and Services Portfolio as of and for the year ended October 31, 1995. We also consent to the reference to our firm under the captions "Financial Highlights" and "Independent Accountants" in such Registration Statement.

                                       /s/ COOPERS & LYBRAND L.L.P.
                                       --------------------------------------
                                       COOPERS & LYBRAND L.L.P


Boston, Massachusetts
February 27, 1996